Other payables	12 Months Ended
Dec. 31, 2021
Financial Debt
Other payables

18.    Other payables

	As at December 31
(in EUR 000)	2021	2020
Holiday pay accrual	493	376
Salary	870	382
Accrued expenses	1,485	1,244
Foreign currency option - current	654	—
Other	131	2,121
Total other payables	3,633	4,123

The decrease of other payables as at December 31, 2021, compared to December 31, 2020, is mainly due to the decrease of liability due to the payment of  the variable compensation of a cash-settled share-based payment transaction for an executive member. On July 12, 2021, ActuaRisk Consulting SRL issued an invoice related to its variable compensation for a total amount of €3.7 million, of which €1.8 million was included in other payables as at December 31, 2020.

This decrease was offset by an increase of  €0.6 million in salary and holiday pay expenses due to the growth of the company personnel in 2021 and the fair value of the foreign currency option which was entered into by the company during 2021.

18.1.    Derivatives

The Company is exposed to currency risk primarily on USD and AUD currency from the expected future USD and AUD expenses that will be incurred as part of the ongoing and planned marketing, clinical trials and other related expenses. The Company has limited exposure on the NIS currency. A financial risk management policy has been approved whereby the Company decided to hedge its contingency risk exposure on the USD and AUD with a hedging ratio up to 100%, a hedging timeline up to 24 months and by means of FX forwards, vanilla options (buy and sell), vanilla options combinations without leverage and time is money contracts.

As at December 31, 2021, the Company has entered into several FX vanilla options (buy and sell) for which the notional amounts are detailed in the table below:

	As at December 31
(in EUR 000)	2021	2020
call USD (in USD)	34,350	—
put USD (in USD)	(3,000)	—
call EUR (in EUR)	2,500	—
put EUR (in EUR)	(30,000)	—

The following table shows the carrying amount of derivative financial instruments measured at fair value in the statement of the financial position including their levels in the fair value hierarchy:

	As at December 31, 2021
(in EUR 000)	Level I	Level II	Level III	Total
Foreign currency option	—	654	—	654
Total	—	654	—	654

Fair value is determined by the financial institution and is based on foreign currency forwards rates and the maturity of the instrument. All FX vanilla options are classified as current liabilities as their maturity date is within the next twelve months.

The change in the balance is detailed as follows:

(in EUR 000)	2021	2020
Opening value at January 1	—	—
New contracts	338	—
Fair value adjustments	316	—
Closing value at December 31	654	—

The fair value of above options amount to €0.7 million as per December 31, 2021 with a financial loss recognized in the consolidated income statement of €316,000.